Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Telco Cuba Inc. (the “Company”) on Form 10-K/A for the years ended November 30, 2014, 2013, and 2012 filed with the Securities and Exchange Commission (the “Report”), I, William Sanchez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the result of operations of the Company for the periods presented.

By:	/s/ William Sanchez
Name:	William Sanchez
Title:	Principal Executive Officer, Principal Financial Officer and Director
Date:	November 30, 2015

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.